UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stratus Properties Inc. (the “Company”) held its 2019 annual meeting of stockholders on May 2, 2019, in Austin, Texas. At the annual meeting, the Company’s stockholders (1) elected William H. Armstrong III, Ella G. Benson and Charles W. Porter to serve as Class III directors of the Company, each for a three-year term; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved, on an advisory basis, conducting future advisory votes on the compensation of the Company’s named executive officers every year; and (4) ratified the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Of the 8,164,370 shares of the Company’s common stock outstanding as of the record date, 7,810,246 shares were represented in person or by proxy at the annual meeting. The inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of three Class II director nominees.

Name	Votes For	Votes Withheld	Broker Non-Votes

William H. Armstrong III	4,860,532	52,428	2,897,286
Ella G. Benson	4,851,662	61,298	2,897,286
Charles W. Porter	4,394,739	518,221	2,897,286

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,915,820	992,793	4,347	2,897,286

Proposal No. 3: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes

3,907,468	6,805	993,248	5,227	2,897,286

In accordance with the results of the vote on Proposal No. 3, the Company, based on the recommendation of its Board of Directors and the vote of its stockholders, will hold an advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2025.

Proposal No. 4: Ratification of the appointment of BKM Sowan Horan, LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,793,315	14,502	2,429	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: May 2, 2019